Exhibit 99.1
VICTORIA’S SECRET & CO. ANNOUNCES $250 MILLION ACCELERATED SHARE REPURCHASE PROGRAM
COMPANY REAFFIRMS FOURTH QUARTER SALES, OPERATING INCOME AND EARNINGS GUIDANCE
Reynoldsburg, Ohio (December 29, 2021)—Victoria’s Secret & Co. (“Victoria’s Secret” or the “Company”) (NYSE: VSCO) today announced that it has entered into an accelerated share repurchase agreement (“ASR”) with Goldman Sachs & Co. LLC (“Goldman Sachs”) to repurchase $250 million of the Company’s common stock. The Company also reaffirmed fourth quarter sales, operating income and earnings guidance.
Under the ASR, the Company will make an initial payment of $250 million to Goldman Sachs and will receive an initial delivery of approximately 4.1 million shares of the Company’s common stock on December 31, 2021. The final number of shares to be repurchased will be based on the volume-weighted average price of the Company’s common stock during the term of the ASR less a discount and subject to adjustments pursuant to the terms of the ASR. The final settlement of the ASR is expected to be completed in the first quarter of 2022.
The Company reaffirmed the fourth quarter guidance provided on November 17, 2021 which forecasted sales to be in the range of flat to up 3% versus last year’s fourth quarter sales of $2.100 billion, operating income to be in the range of $295 million to $335 million and diluted earnings per share to be in the range of $2.35 to $2.65.
CEO Martin Waters commented, “I am very pleased with our fourth quarter performance to date and believe we have solid plans in place for the balance of this holiday selling season. I was particularly encouraged by our sales growth during the peak shopping days over the Thanksgiving weekend and the large rush of business as we approached December 25th. Our stores are in a good inventory position as we begin our semi-annual sale and anniversary the positive stimulus impact on sales in January of last year. Performance has been broad-based across all of our businesses, and our stores channel has been a position of strength for our results. The teams have executed well and focused on what we can control in this challenging supply chain environment, and I could not be more proud of our efforts.”

Mr. Waters continued, “Over the past few months, we have stabilized our business and created a platform for future growth while generating significant cash flow. Our financial stability and cash flow potential are pillars of strength and competitive advantages. With the unanimous support of our Board of Directors, we are announcing our first-ever share repurchase. We believe this share repurchase reflects our confidence in the Company and is another step on our journey to create long-term, sustainable value for our shareholders.”
About Victoria’s Secret
Victoria’s Secret is the world’s largest intimates specialty retailer offering a wide assortment of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. With nearly 1,400 retail stores worldwide and a predominately female workforce of more than 25,000, Victoria’s Secret boasts the largest team of specialty trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:
•the spin-off from Bath & Body Works, Inc. (f/k/a L Brands, Inc.) may not be tax-free for U.S. federal income tax purposes;
•a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of Victoria’s Secret or that Victoria’s Secret does not realize all of the expected benefits of the spin-off;
•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•divestitures or other dispositions and related operations and contingent liabilities from such businesses;
•difficulties arising from turnover in company leadership or other key positions;

•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•our ability to grow through new store openings and existing store remodels and expansions;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license and wholesale partners;
•our direct channel businesses;
•our ability to protect our reputation and our brand images;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦political instability, environmental hazards or natural disasters;
◦significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
◦duties, taxes and other charges;
◦legal and regulatory matters;
◦volatility in currency exchange rates;
◦local business practices and political issues;
◦delays or disruptions in shipping and transportation and related pricing impacts;
◦disruption due to labor disputes; and
◦changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio;
•fluctuations in foreign currency exchange rates;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in product input costs, including those caused by inflation;
•our ability to adequately protect our assets from loss and theft;
•fluctuations in energy costs, including those caused by inflation;
•increases in the costs of mailing, paper, printing or other order fulfillment logistics;
•claims arising from our self-insurance;
•our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•our ability to pay dividends and related effects;
•shareholder activism matters;

•our ability to maintain our credit rating;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. More information on potential factors that could affect Victoria’s Secret results is included in Victoria’s Secret Registration Statement on Form 10 and the second and third quarters of 2021 quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.
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Victoria's Secret & Co.:

Investor Relations:	Media Relations:
Jason Ware	Brooke Wilson
investorrelations@victoria.com	communications@victoria.com